1500 Forest Avenue, Suite 223 - P.O. Box 8687 - Richmond, VA 23229
                   800-527-9500 * 804-285-8211 * FAX 804-285-8251


December 18, 1998



Filing Desk
U.S. Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         RE:      Monument Series Funds, Inc.
                  File Numbers 333-26223 and 811-8199

Gentlemen:

Transmitted herewith for electronic filing, please find enclosed pursuant to Rule 497(e), a copy of the Supplement to the Prospectus dated November 4, 1998, for the Monument Series Funds, Inc. on behalf of Monument Washington Regional Growth Fund, Monument Washington Regional Aggressive Growth Fund and Monument Internet Fund.

The Supplement No. 1, dated December 18, 1998, is to advise shareholders of the change of address of Monument Series Funds, Inc. and Monument Advisors, Inc. The new address is 4847 Cordell Avenue, Suite #290, Bethesda, Maryland 20814.

Please direct questions and comments relating to this filing to David A. Kugler at 301-215-7550.

Sincerely,


/s/ John Pasco, III
John Pasco, III
Commonwealth Shareholder Services, Inc.
Fund Administrator

                           MONUMENT SERIES FUNDS, INC.

                    MONUMENT WASHINGTON REGIONAL GROWTH FUND
              MONUMENT WASHINGTON REGIONAL AGGRESSIVE G ROWTH FUND
                             MONUMENT INTERNET FUND


                             NOTICE TO SHAREHOLDERS


The address for Monument Series Funds, Inc. and Monument Advisors, Inc. has
been changed to:   4847 Cordell Avenue, Suite 290, Bethesda, Maryland 20814.